UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

NBT BANCORP INC.
(Exact name of registrant as specified in its charter)

Delaware	000-14703	16-1268674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

52 South Broad Street, Norwich, New York 13815
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (607) 337-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	NBTB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 19, 2020, NBT held its Annual Meeting of Shareholders (the “Annual Meeting”). The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 9, 2020 (the “Proxy Statement”).

The proposals voted on by the shareholders at the Annual Meeting were as follows:

Proposal 1—NBT’s shareholders elected thirteen individuals to the Board of Directors (the “Board”) of NBT as set forth below:

Nominees	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
John H. Watt, Jr.	28,035,701	249,315	21,005	6,336,706
Martin A. Dietrich	27,789,765	491,372	24,884	6,336,706
Patricia T. Civil	27,645,403	603,358	57,260	6,336,706
Timothy E. Delaney	28,105,005	128,475	72,541	6,336,706
James H. Douglas	26,998,298	1,230,887	76,836	6,336,706
Andrew S. Kowalczyk, III	28,099,026	133,137	73,858	6,336,706
John C. Mitchell	27,493,385	769,330	43,306	6,336,706
V. Daniel Robinson, II	27,836,134	429,750	40,137	6,336,706
Matthew J. Salanger	28,106,201	121,256	78,564	6,336,706
Joseph A. Santangelo	27,692,038	530,114	83,869	6,336,706
Lowell A. Seifter	28,099,017	134,484	72,520	6,336,706
Robert A. Wadsworth	27,685,509	538,919	81,593	6,336,706
Jack H. Webb	27,977,097	264,290	64,634	6,336,706

Proposal 2—NBT’s shareholders approved, on a non-binding, advisory basis, the compensation of NBT’s named executive officers as disclosed in the Proxy Statement, as set forth below:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
27,498,150	619,174	188,697	6,336,706

Proposal 3—NBT’s shareholders ratified the appointment by the Board of KPMG LLP as the independent registered public accounting firm of NBT for the fiscal year ending December 31, 2020, as set forth below:

Votes For	Votes Against	Votes Abstain
34,049,046	559,862	33,819

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBT BANCORP INC.

Date: May 20, 2020	By:	/s/ John V. Moran
John V. Moran
Executive Vice President
and Chief Financial Officer